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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities
                     Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                        May 17, 1994.



                  Marshall & Ilsley Corporation
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Wisconsin                0-1220              39-0968604
 ---------------          ------------       -------------------
 (State or other          (Commission           (IRS Employer
 jurisdiction of          File Number)       Identification No.)
 incorporation)


               770 North Water Street
                Milwaukee, Wisconsin                 53202
     ---------------------------------------      ----------
     (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:
                       (414) 765-7801

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Item 5.   Other Events.

          Filed as an exhibit hereto and incorporated by reference herein is Valley Bancorporation's Quarterly
          Report on Form 10-Q for the period ended March 31, 1994.



Item 7.   Financial Statements and Exhibits.

     (c)  Exhibit
          -------

            99      Valley Bancorporation - Quarterly Report on
                    Form 10-Q for the period ended March 31, 1994.

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                           SIGNATURES

                           ----------
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 17, 1994

                                   MARSHALL & ILSLEY CORPORATION



                                   By:  /s/ M.A. Hatfield
                                        -------------------------
                                        M.A. Hatfield
                                        Senior Vice President,
                                        Secretary and Treasurer

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                          EXHIBIT INDEX



                                                       Sequential
Exhibit No.         Description                        Page No.

   99 Valley Bancorporation - Quarterly Report on Form 10-Q for the period ended March
              31, 1994.